Filed pursuant to Rule 497(a)

Registration No. 333-224281

Rule 482ad

Hercules Capital, Inc. Prices Public Offering of Common Stock

PALO ALTO, Calif., June 12, 2018 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) today announced that it has priced its public offering of 6,000,000 shares of its common stock at a public offering price of $12.15 per share for total gross proceeds of approximately $72.9 million. Hercules has also granted the underwriters an option to purchase up to an additional 900,000 shares of its common stock. The offering is subject to customary closing conditions and is expected to close on June 14, 2018. Wells Fargo Securities, Morgan Stanley, Jefferies LLC, and Keefe, Bruyette & Woods, A Stifel Company, are acting as joint book-running managers in this offering, and Compass Point is acting as lead manager in this offering.

Hercules expects to use the net proceeds from this offering (i) to fund investments in debt and equity securities in accordance with its investment objective, (ii) to make acquisitions, and (iii) for other general corporate purposes.

The securities described above are being offered by Hercules pursuant to an effective shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on June 5, 2018. The offering may be made only by means of a prospectus supplement and the accompanying prospectus, copies of which may be obtained from (1) Wells Fargo Securities, Attention: Equity Syndicate Department, 375 Park Avenue, New York, New York 10152, by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com; (2) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department; (3) Jefferies LLC, 520 Madison Avenue, 2nd Floor, New York, New York 10022, Attention: Equity Syndicate Prospectus Department, or by email prospectus_department@jefferies.com, or telephone: 1-877-821-7388; or (4) Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; or by calling Keefe, Bruyette & Woods, Inc., toll-free at (800) 966-1559; or by e-mailing Keefe, Bruyette & Woods, Inc. at uscapitalmarkets@kbw.com.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of Hercules before investing. The prospectus supplement and the accompanying prospectus, which have been filed with the SEC, contain this and other information about Hercules and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $7.6 billion to over 420 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.” In addition, Hercules has four outstanding bond issuances of 6.25% Notes due 2024 (NYSE: HTGX), 4.375% Convertible Notes due 2022, 4.625% Notes due October 2022 and 5.25% Notes due 2025 (NYSE: HCXZ).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com

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